Supplement to:

CALVERT CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

CALVERT WORLD VALUES INTERNATIONAL EQUITY FUND

Prospectus dated January 31, 2002, revised April 1, 2002

Date of Supplement: August 1, 2002

In an effort to minimize the effect of any market timers, Calvert World Values International Equity Fund began imposing on August 1, 2002 a redemption fee upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. The Fund charges shareholders a redemption fee, payable to the Fund, of 2% of redemption proceeds, on purchases of Class I shares that are redeemed or exchanged out of the Fund in less than 30 days.

This fee may be waived by the Fund for certain retirement platforms and other similar omnibus-type accounts, where it is believed to be in the Fund's best interest.

Please note this change on pages 15 and 28 of the prospectus.